SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Western Asset Municipal Partners Fund Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PO Box 808001

Louisville, KY 40233-8001

RESPONSE NEEDED

Re: Your investment in Western Asset Municipal Partners Fund Inc.

Dear Valued Shareholder:

Your action is needed as soon as possible regarding an important proposal relating to your investment.

Please call us toll-free at

1-888-613-9817

Please provide the Reference Number listed above to the representative. The call will take only a few moments.

You WILL NOT be asked for confidential information and your call will be recorded for your protection.

Hours of Operation:

•	Monday through Friday - 10:00 a.m. to 11:00 p.m. ET

•	Saturday - 12:00 p.m. to 6:00 p.m. ET

Thank you.

Western Asset Municipal Partners Fund Inc.